ATHENE ANNUITY & LIFE ASSURANCE COMPANY
Athene Variable Life Account A

Supplement Dated December 13, 2016
to the Prospectus and Statement of Additional Information for

Clarity DUO (Dated May 1, 2008)

Clarity SVUL (Dated May 1, 2008)

Clarity VUL (Dated May 1, 2008)

VUL-DB (Dated May 1, 2007)

This supplement updates information in the prospectus for each of the flexible premium adjustable variable life insurance policies listed above (each a “Policy”).  Please read this supplement carefully and retain it for future reference.

Effective following the close of business on December 16, 2016, the following investment options will no longer be available for you to allocate premium payments or to transfer policy value:

•	Federated Managed Volatility Fund II.
•	Neuberger Berman Large Cap Value Portfolio.
•	Wells Fargo VT Opportunity Fund.

In addition, unless we receive new allocation instructions from you, any amounts designated for any of the above-referenced investment options under any dollar cost averaging, asset allocation, or asset rebalancing program available under your Policy will be allocated pro rata among the remaining investment options you previously selected.

This change does not alter any of the terms or provisions of your Policy. Athene Annuity & Life Assurance Company will continue to honor all of its obligations under your Policy.

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If you have questions about this supplement, please write to or call your financial representative, or the administrative service provider for the Policies, Concentrix Insurance Administration Solutions Corporation, at P.O. Box 19086, Greenville, SC  29602 (2000 Wade Hampton Blvd., Greenville, SC  29615), 1-800-423-9398.